Exhibit 99.1

Investor Presentation September / October 2013 Altisource Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks if Altisource Solutions S.a r.l. or its subsiduaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Thinking Ahead. Delivering Today.

 This presentation contains forward-looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward-looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors which could cause actual results to differ materially from these forward-looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking Statements Altisource Thinking Ahead. Delivering Today.

Company Overview 4 Equator Acquisition 14 Financial Performance 18 Growth Initiatives 21 Understanding Altisource’s Service Revenue 25 Share Repurchase Program 32 Table of Contents Altisource Thinking Ahead. Delivering Today.

Company Overview

Altisource Separated from Ocwen in August 2009 Created and separated two public companies, Altisource Residential Corporation (RESI) and Altisource Asset Management Corporation (AAMC), in December 2012 Capital light business model with strong free cash flow Strong growth prospects in very large marketplaces 1 From August 10, 2009 through September 17, 2013 Separation of AAMC and RESI Stock performance since separation from Ocwen1

Altisource Vision Value Proposition Home buyers/Borrowers: easy, efficient and transparent marketplace to a) identify, select, buy and rent a home, b) obtain a mortgage and c) order related services Home sellers/Lenders/Vendors: easy, efficient and transparent marketplace, with high return on investment, to a) sell and rent homes, b) originate and service mortgages, c) order related services and d) receive leads (home sale, home maintenance, mortgage origination and related services) Homeowners: easy, efficient and transparent marketplace, with high return on investment, to transact on all home management needs Vision To be the premier real estate and mortgage marketplace offering both content and distribution to the marketplace participants Mission To offer homeowners, buyers, sellers, agents, mortgage originators and servicers trusted and efficient marketplaces to conduct real estate and mortgage transactions and improve outcomes for market participants

Putting the Pieces of the Puzzle Together to Serve Marketplaces Large vendor network Technology to order, deliver and pay for services Affinity relationships SaaS solutions and people

Marketplaces Home Sales Home Rentals Home Maintenance Mortgage Originations Mortgage Servicing Real Estate Marketplace Mortgage Marketplace

Real Estate Marketplace Home Sales Home Rentals Home Maintenance Home buyers (and their agents) Home sellers (and their agents) Homeowners (and their agents) Renters (and their agents) Connecting With Homeowners (and their agents) Renters (and their agents) Service Providers Service Providers Service Providers Offering content (SaaS solutions and people) Brokerage, on-line sales, title and escrow, valuation, insurance, etc. Brokerage, on-line rental, renovation management, property management, etc. Property inspection, preservation and renovation management, etc. Offering distribution <-------- Order and vendor management technology, payment --------> and presentment technology, document management, etc.

Mortgage Marketplace Mortgage Origination Mortgage Servicing Mortgage Originators Service Providers Mortgage Servicers Service Providers Investors Title and escrow, valuation, quality control, verification of employment and income, flood certifications, etc. Servicing technology and dialogue engines, title and escrow, insurance services, valuation, property inspection and preservation, default management services, etc. <-------- Order and vendor management technology, payment --------> and presentment technology, document management, etc. Borrowers Borrowers Connecting With Offering content (SaaS solutions and people) Offering distribution

Distribution and Transaction Solutions Enabling the Marketplaces Vendor selection Price discovery Order processing Fulfillment acceptance Quality control Compliance validation Vendor scoring Invoicing and payment Customer care Collections Advanced analytics Document management Rules engines and processing solutions that enable and improve the efficiency and effectiveness of the Real Estate and Mortgage Marketplaces. Our solutions are industry agnostic and can be applied to other marketplaces

Marketplace Example Buyers and their agents use Hubzu to bid on homes Sellers and buyers order services from service providers Transactions are conducted leveraging Sellers and their agents use Hubzu to sell homes SaaS solutions and people

Market Sizes Real Estate Marketplace Home Sales1 5.4 million homes sold in the U.S. in the 12 months ended July 2013 for an aggregate sales price of $1.3 trillion Home Rentals2 21.3 million single family rental homes3 in the United States Home Maintenance2 76.1 million owner-occupied homes in the United States $396 per year per owner occupied home spent on home maintenance (excluding home improvement) (median amount) Mortgage Marketplace Mortgage Originations An estimated 6.9 million loans4 will be originated in the United States in 2013 with unpaid principal balances of $1.6 trillion4 Between 15 and 20 transactions are ordered in connection with an originated loan5 Mortgage Servicing 48.6 million6 mortgage loans outstanding in the United States with $9.9 trillion7 of unpaid principal balances 1 Source: National Association of Realtors® 2 Source: U.S. Census Bureau 3 Represents housing with 1 – 4 units 4 Source: Mortgage Bankers Association (August 2013) and internal estimates 5 Source: Internal estimates 6 Source: Moodys’ CreditForecast.com (March 2013) 7 Source: Federal Reserve

Equator Acquisition

Equator Overview An industry leading marketplace and transaction solutions provider for the mortgage and real estate industries; established in 2003 Executive Team Christopher L. Saitta, co-Founder and Chief Executive Officer with 20 years experience including: eBay and Equator John A. Vella, Chief Operating Officer with 30 years experience including: FDIC, Freddie Mac, Household Auto, Bear Stearns – EMC Mortgage, GMAC Mortgage and Equator Combined Entity Provides services and technology to 5 of the top 6 U.S. mortgage servicers and government sponsored enterprises Expands software suite across full real estate lifecycle Broadens global software talent Equator Acquisition We are acquiring Equator, LLC for $70 million at closing and up to $80 million in earn out. Earn out may be achieved based on Equator’s financial performance over the next three years. The acquisition is subject to customary closing conditions

Proven core business Strong revenue growth Established marquee client base Proven technology platform Experienced management team Diversifies Altisource’s customer base Altisource’s complimentary technology solutions integrated with Equator’s EQ Workstation Altisource’s mortgage services offered through Equator’s EQ Marketplace Accelerates Altisource’s real estate and mortgage marketplace strategy Expand inventory of property listings available with Hubzu Enhance real estate agent and brokerage technologies and services Integrate Equator’s and Altisource’s marketplaces to better support loan originators Enhance capability to provide mortgage leads to Lenders One® members Transaction Rationale Complementary acquisition that enhances Altisource’s Real Estate and Mortgage Marketplaces and related transaction solutions

2014 Projected Performance Accretive acquisition for Altisource Estimated 2014 accretion per share of $0.43 - $0.46 Earn out consideration fully tied to Adjusted EBITA growth 2014 Projected Performance excludes the benefit from diversifying Altisource’s customer base and accelerating Altisource’s real estate sales and mortgage marketplace strategy set forth on page 16 Notes: The 2014 projection assumes $119.5 million of the purchase price is an intangible asset that is amortized over 15 years The 2014 projection does not include any adjustment to the initial earn out recorded in connection with purchase accounting. Under GAAP, the earn out is recorded at fair value and adjusted to fair value through earnings each reporting period These amounts may change upon finalization of purchase accounting Adjusted EBITA, as defined in the purchase and sale agreement, includes a number of adjustments to earnings, including adjustments to convert revenue from GAAP-basis revenue to cash-basis revenue 15.9 Income statement ($in millions) 2014 (Projected) Revenue Cost of revenue Gross profit Selling, general and administrative Income before income taxes Margins as a % of revenue: Gross profit Income before income taxes $ 65.0 36.7 28.3 15.9 12.4 44% 19%

Financial Performance

Historical Performance

Historical Performance

Growth Initiatives

Growth Initiatives

Marketplace: Real Estate

- Expanding Hubzu to other institutions and the non-distressed home sale market
- Providing asset management services to the single family rental market
- Supporting Ocwen's growth

Marketplace: Mortgage

- Growing our origination related services through our access to over 11% of the U.S. origination market through Lenders One and Ocwen
- Supporting Ocwen's growth
- Developing NextGen REALServicing® technology

Distribution and Transaction Solutions

- Developing NextGen REALDoc®, REALTrans®, REALRemit® technologies, among others
- Deploying platform business process outsourcing offerings leveraging our next generation software with traditional BPO services
- Expanding mortgage charge-off collection practice

See slide 31 for growth initiative metrics

Thinking Ahead. Delivering Today.®

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© 2013 Altisource. All rights reserved. Proprietary and Confidential.

Altisource®

Service Revenue Scenarios: Assumptions

Portfolio acquisition assumptions	Scenario 1	Scenario 2
Annual non-GSE portfolio acquisitions by Ocwen in 2014, 2015 and 2016 (no non-GSE portfolio acquisitions in 2017)	None	$100 billion

Assumptions applicable to all scenarios	2013	2014	2015	2016	2017	Actual 2Q'13 YTD
Default related						
Non-GSE delinquency rate[1, 2]	28%	24%	20%	19%	19%	30%
GSE delinquency rate[1, 2] on legacy portfolios acquired by Ocwen through March 31, 2013	20%	17%	14%	13%	13%	21%
GSE delinquency rate[1] on new portfolios acquired or originated by Ocwen subsequent to March 31, 2013	0%	0%	0%	0%	0%	0%
Originations related						
U.S. loan originations ($bn)[3]	1,410	1,061	900	1,100	1,300	976
Lenders One and Ocwen share of U.S. loan origination market	11%	13%	14%	15%	15%	12%
Origination related services revenue expressed as basis points of loans originated by Lenders One and Ocwen	4	6	10	13	16	2
Technology Services						
Number of performing GSE loans on REALServicing (related to Ocwen PMSR acquisitions or new originations occurring subsequent to March 31, 2013) that generates Technology Services revenue only[4]	-	386,000	409,000	479,000	581,000	-
Residential asset business - average rental homes under management	113	1,600	5,700	13,600	24,100	3
Hubzu – non-Ocwen properties sold	2,500[5]	17,000	26,000	36,000	49,000	2
Financial Services - annual revenue growth rate	25%	18%	10%	10%	10%	16%

This presentation was first provided in Q1'13. It reflects all servicing rights acquisitions announced by Ocwen through July 31, 2013. Unless otherwise indicated, it has not otherwise been updated to reflect current business conditions.

[1] Delinquency rate is calculated as the average % of total number of loans that are delinquent for more than 30 days, including loans in bankruptcy, foreclosure and REO

[2] Delinquency rates are projected to decline at the same rate as projected by Moodys' CreditForecast.com (March 2013)

[3] U.S. loan origination projections for 2013 and 2014 based on Mortgage Bankers Association March 22, 2013 forecast. U.S. loan origination projections from 2015 to 2017 based on Moodys' Analytics

[4] Consists of Ally Bank portfolio expected to be boarded in 2014 and loans originated by Ocwen's origination platform

[5] Revised to reflect the delay in the launch of the direct-to-broker program

© 2013 Altisource. All rights reserved. Proprietary and Confidential.

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Thinking Ahead. Delivering Today.®

Service Revenue Scenarios Creating a stable, long-term revenue stream for Altisource as delinquency rates decline. The scenarios are for illustrative purposes only and do not represent a forecast Note: The above scenarios do not assume any reinvestment of the cash generated from the businesses Millions Millions

Understanding Altisource’s Service Revenue

Service Revenue for the 2nd Quarter of 2013 285k delinquent loans x $371 service revenue per delinquent loan per quarter (see Slide 27) 12k delinquent loans x $240 service revenue per delinquent loan per quarter (see Slide 27) See slide 28, Note 4 See slides 27 and 29 $18.9 1,042k loans x $13 / loan (slide 27) $13.5 Originations related (slide 27) 1.0 Other 4.4 $18.9 ($ millions) Mortage Services: Default related Non-GSE loans on REALServicing GSE loans on REALServicing Loans not on REALServicing Originations related Financial Services: Asset Recovery Customer Relationship Technology Services: REALSuiteTM IT infrastructure services Eliminations ($ millions) $ 105.4 2.9 1.5 109.8 10.1 119.9 12.2 10.8 23.0 15.3 9.5 24.8 (6.0) $ 161.7

Altisource®

Operating Metrics

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13
Default Related Services:										
Default related Service revenue per Non-GSE delinquent loan per quarter	*	*	*	*	*	$ 374	$ 362	$ 346	$ 354	$ 371
Average number of delinquent Non-GSE loans serviced by Ocwen on REALServicing (in thousands)	*	*	*	*	*	214	215	225	235	285
Average number of Non-GSE loans serviced by Ocwen on REALServicing (in thousands)	*	*	*	*	*	704	696	697	789	956
Default related Service revenue per GSE delinquent loan per quarter	*	*	*	*	*	$ 118	$ 151	$ 197	$ 160	$ 240
Average number of delinquent GSE loans serviced by Ocwen on REALServicing (in thousands)	*	*	*	*	*	15	20	20	19	12
Average number of GSE loans serviced by Ocwen on REALServicing (in thousands)	*	*	*	*	*	53	87	91	86	64
Provisional loan count on REALServicing as of June 30, 2013:										
Non-GSE (in thousands)										948
GSE (in thousands)										56
Originations Related Services:										
Service Revenue per quarter from originations										
Mortgage Services (in millions)	$ 4.3	$ 4.5	$ 5.6	$ 6.6	$ 7.6	$ 7.6	$ 9.4	$ 10.5	$ 9.9	$ 10.1
Technology Services (in millions)	$ 0.1	$ 0.3	$ 0.4	$ 0.4	$ 0.5	$ 0.7	$ 0.8	$ 0.8	$ 0.8	$ 1.0
Technology Services:										
Service Revenue per loan per quarter	$ 11.0	$ 11	$ 11	$ 9	$ 10	$ 10	$ 9	$ 12	$ 12	$ 13
Average number of loans serviced by Ocwen on REALServicing (in thousands)	470	462	516	664	664	745	804	809	864	1,042

* - not previously provided

© 2013 Altisource. All rights reserved. Proprietary and Confidential.

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Thinking Ahead. Delivering Today.®

Operating Metrics 1. Notes: Default related Service revenue: 1. Service revenue per loan is measured for the quarter 2. Average loans serviced for Q2’13 is provisional and subject to change 3. Service revenue generated from certain services are not recorded seperately for non-GSE and GSE loans. For these services, Service revenue has been allocated between non-GSE and GSE loans based on estimates 4. Default related Service revenue per delinquent loan per quarter excludes Service revenue generated from loans not on REALServicing of $917,000 and $1,523,000 in Q1’13 and Q2’13, respectively Originations related Service revenue: 5. Estimated 2013 U.S. residential mortage originations based on the Mortage Bankers Associaltion June 2013 forecast 6. Ocwen obtained originations capabilities in connection with its December 2012 acquisition of Homeward Residential Technology Service revenue: 7. Service revenue per loan is measured for the quarter 8. Average loans serviced for Q2’13 is provisional and subject to change

Mortgage Services and Technology Services – Originations Related Service Revenue Total $2.8bn Estimated U.S. loan originations – 2Q 2013 $ 494 billion Lenders One and Ocwen share of U.S. loan origination market – 2Q 2013 11.4% Estimated loans originated by $ 56 billion Lenders One and Ocwen – 2Q 2013 Originations related services expressed as basis points of loans originated by Lenders One and Ocwen 1.95 bps Service revenue from originations – 2Q 2013 $ 11.1 million Mortgage Services – slide 27 $ 10.1 million Technology Services – slide 27 1.0 million Total originations related Service revenue $ 11.1 million

Source of Future Service Revenue - Loans Remaining to be Boarded on REALServicing Technology Notes: 1 Includes loans subserviced by Ocwen, some of which may be service-transferred to other servicers 2. An estimated 25% – 30% of the private label securities are 2nd lien loans of which 2% - 7% are delinquent. 3 Mortgage Services generates less revenue from 2nd lien loans compared to 1st lien loans Delinquency is calculated as the % of total number of loans that are delinquent for more than 30 days, including loans in bankruptcy, foreclosure and REO 4. Actual number of loans boarded may be less than the number of loans as at June 30, 2013 due to prepayments and resolutions (in thousands) Estimated Loan Count as of June 30, 2013 Percentage Delinquent3 Anticipated Boarding Schedule Q3 2013 Q4 2013 Q1 2014 Q2 2014 Homeward Residential, Residential Capital and Ally Bank1 1,641 Private label securities2 370 100 15% - 20% 470 Agency 1,171 5% - 10% 274 400 497 OneWest 307 Private label securities 149 25% - 30% 149 Agency 158 20% - 25% 29 129 Generally, we begin receiving referrals for default related services from delinquent loans and begin earning fees for the use of our technology after loans are boarded on REALServicing technology

Growth Initiative Metrics Originations Related Services: Service revenue (in millions) Customers with a signed service agreement Lenders One Membership Estimated U.S. origination market share for Lenders One members Hubzu: Service revenue (in millions) Number of REO sold Residential Asset Business: Altisource Residential’s current portfolio Loans REO Days delinquent -% of portfolio: Current 30 - 59 60 - 89 90+ Foreclosure REO Financial Services Segment: Service revenue (in millions) Operating margin Q4’10 Q1’11 Q2’11 Q3’11 Q4’11 Q1’12 Q2’12 Q3’12 Q4’12 Q1’13 Q2’13 $ 5.2 $ 4.3 $ 4.8 $ 6.0 $ 6.9 $ 8.1 $ 8.3 $ 10.1 $ 11.3 $ 10.8 $ 11.1 30 52 67 71 80 99 108 128 158 165 180 179 185 190 201 214 223 232 241 241 252 249 5.8% 7.0% 6.9% 8.3% 9.1% 9.2% 10.3% 11.2% 10.7% 11.7% 10.8% $4.7 $5.2 $7.1 $10.1 $9.6 $10.7 $14.8 $12.9 $14.6 $17.7 2,072 3,617 4,910 6,362 6,263 6,759 7,273 6,154 5,016 5,530 6,554 1,332 40 7% 2% 2% 34% 52% 3% $ 18.1 $ 18.9 $ 17.2 $ 16.9 $ 16.2 $ 17.8 $ 16.1 $ 15.3 $ 14.9 $ 16.1 $ 23.0 -17.4% 8.2% 5.3% 2.1% 10.1% 10.4% 6.1% 3.2% 7.1% 9.1% 25.0%

Share Repurchase Program

 Stock Repurchase Program Company Held Stock Stock Options As of December 31, 2012 3,496,998 1,985,985 3,058,309 Stock repurchased (579,191) 579,191 Stock options granted, net of forfeitures (57,875) Stock options exercised (142,977) (142,977) Restricted stock vested (3,856) As of June 30, 2013 2,917,807 2,418,343 2,857,457 Shares Available Under May 2012 Program In May 2012, we were authorized to purchase up to 3.5 million shares of our common stock in the open market Altisource’s ability to repurchase shares is limited to approximately the following amounts as of June 30, 2013: Luxembourg law: $40.0 million Senior Secured Term Loan: $80.0 million Shareholder authorization: 2.9 million shares The Senior Secured Term Loan and Luxembourg law limitations change each period based upon, among other things, net income, net of share repurchases.

About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Investor Relations Information Exchange NASDAQ Global Select Ticker ASPS Headquarters Luxembourg Employees More than 7,000